AMENDMENT NUMBER FOUR
                        TO THE BILLING SERVICES AGREEMENT
                                     BETWEEN
                          INTEGRETEL, INCORPORATED AND
                               TELCO BILLING, INC.
                              DATED JANUARY 6, 1998



Effective  5/1  , 2000,  the  above  referenced  Agreement  is hereby amended as
          ------
follows:

     1. Account Number 258 is added to the Agreement. The attached Exhibit "E" and "J" shall apply to account 258 only.

     2. All other terms and conditions of the Agreement remain in full force and effect.


ACKNOWLEDGED  AND  AGREED


Integretel,  Incorporated                    Telco  Billing,  Inc.


By:  /s/  Joe Lynam                          By:  /s/  Angelo Tulb
   ------------------------------               ----------------------------

Name:  Joe Lynam                             Name:  Angelo Tulb
     ----------------------------                 --------------------------

Title:  CEO                                  Title:  Chairman
      ---------------------------                  -------------------------

Date:  5/1/00                                Date:  4/26/00
     ----------------------------                 --------------------------


Amendment  to  Telco  Billing,  Inc.
Page  1

                                   EXHIBIT "E"
                                 Price Schedule
                                 --------------
                           Billing Services Agreement
                           --------------------------
                                  Page 1 of 2


Account  #258

Service Fee: IGT shall receive the following fees for Basic Services and Subscriber Inquiry Services.

1.   Telco  Outclearing  (425001  Billing  Transactions)
     ---------------------------------------------------

     Gross Billable Dollars Per Month               Percent of Billing Dollars
     --------------------------------               --------------------------
     ALL  VOLUMES                                   6.50% Plus Telco Fees

     Each month, IGT shall receive a Telco Clearing fee equal to the greater of the billable dollars multiplied by the above billing percentage or the Billable Transactions deposited times a $0.81 minimum transaction fee, but in no event shall the Telco Outclearing fee be less than the Telco Outclearing Minimum Fee.


2.   Telco Outclearing Minimum Fee:      $5,000.00 per month for Client ID #258.
     ------------------------------

     During the remaining Term of this Agreement, if Customer's aggregate Telco Outclearing Minimum Fee paid to IGT exceeds sixty thousand dollars ($60,000) on Customer's Account #258, then Customer shall not be liable to IGT for Telco Outclearing Minimum Fees on said Account for the remainder of the Term. For purposes of illustration only, if Customer has paid IGT sixty thousand dollars ($60,000) in Telco Outclearing fees on its Account #258 through the first nine (9) months of the remaining Term, and in the tenth month incurs three thousand dollars ($3,000) in Telco Outclearing Fees on said Account, then Customer shall not be obligated to remit to IGT the two thousand dollar ($2,000) difference between the Telco Outclearing Minimum Fee and the Telco Outclearing fee. The Telco Outclearing Minimum Fee limitation provided in this paragraph shall not be applicable to any additional Account(s) ordered by Customer.

     Customer's Telco Outclearing Minimum Fee shall be in effect for the September, 2000 deposit month.

3.   Subscriber Inquiry Services Fees:        $3.50 per each live agent inquiry.
     --------------------------------

     If the Customer, subject to terms in this Agreement, and upon IGT written approval, provides its own End-User inquiry service in lieu of IGT provided Subscriber Inquiry Services, IGT shall i) refer End-User phone inquiry to Customer for $1.00 per automated (no agent) referred inquiry, ii) refer End-User phone inquiry to Customer for $2.00 per live agent referred inquiry and iii) process Customer generated adjustments (41 records) for fifty cents ($0.50) per adjustment. Customer shall be responsible for generation of adjustment vouchers in Telcos that do not accept 41 records.

     Customer must adhere to the following call handling guidelines: Customer must provide toll-free access to its call center. IGT will route calls to this toll-free number. Customer must complete the Referral Inquiry Worksheet. Hours of operation must be 8-5 for all time zones where its customers reside. Calls cannot be muted to voicemail; a live agent must answer the call. Calls should ---- have an average speed of answer of <= 45 seconds. Call abandon rate <= 5%. IGT monitors the performance of its Referral Inquiry Customers. IGT will notify Customer through any metric that is not being met as a result of the monitoring.

     IGT, in its sole discretion, may resume providing inquiry upon prior written notice and at the prices contained herein.


Amendment  to  Telco  Billing,  Inc.
Page  2

                                   EXHIBIT "E"
                                 Price Schedule
                                 --------------
                           Billing Services Agreement
                           --------------------------
                                  Page 2 of 2


4.   Initial  Account Activation:         $1,500.00 for Account 258 sub-cic due
     ---------------------------          upon  receipt  of  invoice.


5.   Telco  Fees:                         IGT shall be entitled to an additional
     -----------                          fee  to  recover  all  Telco  imposed
                                          processing  and  other  charges
                                          associated  with  Customer's  Billing
                                          Transactions.  The  Telco  processing
                                          fees  are  set  forth  on  Exhibit  J


6.   Telco  Holdback:                     5%    Per  Deposit  Month.
     ---------------


7.   IGT  Reserve:                        5%    Per  Deposit  Month.
     ------------



Amendment  to  Telco  Billing,  Inc.
Page  3

                                                                                  CONFIDENTIAL


                                                     EXHIBIT "J"
                                                     Telco Fees
                                                     ----------
                                                     Page 1 of 1


As of January 2000
                                                                         < ------ Toll ---- >
Telco Group           SID       Telco Name      Bill Render  Interstate  Intrastate  Bulk 4250     SSM     Pay/Call
                                                              Per Msg.    Per Msg.    Per Msg.    010118    010116
                                                                                                 Per Msg.  Per Msg.
Ameritech             9321  Ohio Bell                 0.400       0.050       0.050      0.100      0.100     0.100
                      9323  Michigan Bell             0.400       0.050       0.050      0.100      0.100     0.100
                      9325  Indiana Bell              0.400       0.050       0.050      0.100      0.100     0.100
                      9327  Wisconsin Bell            0.400       0.050       0.050      0.100      0.100     0.100
                      9329  Illinois Bell             0.400       0.050       0.050      0.100      0.100     0.100
Bell Atlantic         9206  New Jersey Tel            0.330       0.024       0.024      0.250      0.027     0.024
                      9208  Bell Penn.                0.330       0.024       0.024      0.250      0.027     0.024
                      9210  Diamond State             0.330       0.024       0.024      0.250      0.027     0.024
                      9211  C&P DC                    0.330       0.024       0.024      0.250      0.027     0.024
                      9212  C&F' MD                   0.330       0.024       0.024      0.250      0.027     0.024
                      9213  C&P VA                    0.330       0.024       0.024      0.250      0.027     0.024
                      9214  C&P WVA                   0.330       0.024       0.024      0.250      0.027     0.024
Bell South            9417  Bell South                0.505       0.055       0.061       2.50%     0.060      2.50%

GTE Companies          169  GTE North                 0.390       0.055       0.076      0.135      0.135     0.073
                       328  GTE Florida               0.390       0.055       0.076      0.135       0135     0.073
                       479  GTE South                 0.390       0.055       0.076      0.135      0.135     0.073
                      2080  GTE South West            0.390       0.055       0.076      0.135      0.135     0.073
                      2319  GTE California            0.390       0.055       0.076      0.135      0.135     0.073
                      2320  GTE West                  0.390       0.055       0.076      0.135      0.135     0.073
                      2416  GTE North West            0.390       0.055       0.076      0.135      0.135     0.073
                      3100  GTE Hawaii                0.390       0.055       0.076      0.135      0.135     0.073
GTE Contel             170  GTE North Contel          0.390       0.045       0.076      0.135      0.163     0.073
                       480  GTE South Contel          0.390       0.045       0.076      0.135      0.163     0.073
                      2081  GTE S-W Contel            0.390       0.045       0.076      0.135      0.163     0.073
Citizens Tel          2308  Citizens Tel              0.820       0.080       0.080      0.080      0.080     0.080
NYNEX                 9102  New England Tel           0.010       0.300       0.300      0.550      0.300     0.300
(Less 4 MSG/Bill)     9104  New York Tel              0.010       0.300       0.300      0.550      0.300     0.300
NYNEX                 9102  New England Tel           0.960       0.010       0.010      0.260      0.010     0.010
(Greater 4 MSG/Bill)  9104  New York Tel              0.960       0.010       0.010      0.260      0.010     0.010
Pacific Bell          9740  Pacific Bell              0.350       0.030       0.030      0.030      0.030     0.280

Nevada Bell           9742  Nevada Bell               0.450       0.035       0.091      0.030      0.090     0.280

Southwestern Bell     9533  S-West Bell               0.350       0.031       0.031      0.280      0.250     0.550

U.S. West             9631  North West Bell           0.420       0.025       0.025      0.325      0.325      0025
                      9636  Mountain Bell             0.420       0.025       0.025      0.325      0.325     0.025
                      9638  PAC N-W Bell              0.420       0.025       0.025      0.325      0.325     0.025

Alltel                9995  Alltel                    0.880       0.080       0.100      0.100      0.100     0.135

Cincinnati Bell       9348  Cincinnati Bell           0.650       0.022       0.022      0.052      0.022     0.022

Illuminet             9999  Illuminet                 0.000       0.800       0.800      0.800      0.800     0.800

NECA                  9996  NECA                      0.000       0.550       0.550      0.550      0.550     0.550

SNET                  9147  SNET                      0.510       0.110       0.110      0.110      0.110     0.110

Sprint United          341  United Florida            0.390       0.190       0.090      0.190      0.190     0.190
                       470  Carolina Tel & Tel        0.390       0 190       0.090      0 190      0 190     0 190
                       832  United Indiana            0 390       0 190       0.090      0 190      0 190     0 190
                      9323  United Midwest            0 390       0 190       0.090      0.090      0.190     0.190
Telcom Canada         8050  Telcom Canada             0.000       0.560       0.560      0.560      0.560     0.560

The above information is current at the time of printing and is to be used for informative purposes only. The information contained in this exhibit is subject to change without notice. IGT makes no guarantee that this information is constant, permanent, all inclusive and/or final.


Amendment  to  Telco  Billing,  Inc.
Page  4

                             AMENDMENT NUMBER THREE
                                       TO
                           BILLING SERVICES AGREEMENT
                                     BETWEEN
                               TELCO BILLING, INC.
                                       AND
                            INTEGRETEL, INCORPORATED
                              DATED JANUARY 6,1998

Effective September 1, 1999, the above referenced Agreement is hereby amended as follows:

1. The Agreement terminated one year from the initial term of January 6, 1998. However, both parties continued to operate under the terms and conditions of the Agreement and hereby acknowledge and agree that the terms and conditions of the Agreement apply to all billing and collection services performed through the date of this amendment number 3.

2.   Section  3.  Term  is  deleted  and  replaced  with  the  following:
                  ----

     "The term of this Agreement shall be for two years commencing on September 1,1999 ("TERM") and shall automatically renew for one successive period of two (2) years unless terminated by written notice from either party at least ninety (90) days prior to scheduled termination.

3. This Agreement is limited to Customer Account Number 227 which has a $5,000 monthly minimum. The parties will negotiate new pricing exhibits far additional Customer accounts and programs, which may be activated under the Agreement in the future.

4. All other terms and conditions of the Agreement remain in full force and effect.

ACKNOWLEDGED  AND  AGREED

Telco  Billing,  Inc.                           Integretel,  Incorporated

By:  /s/  Kevin L. Jones                        By:  /s/  Kevin Dawson
   ------------------------------                  -----------------------------

Name:  Kevin L. Jones                           Name:  Kevin Dawson
     ----------------------------                    ---------------------------

Title: Secretary                                Title: President
      ---------------------------                     --------------------------

Date:  8/31/99                                  Date:  9/2/99
     ----------------------------                    ---------------------------

                           BILLING SERVICES AGREEMENT

     THIS BILLING SERVICES AGREEMENT (the "Agreement") is entered into as of January 6, 1998 ("Effective Date"), by and between INTEGRETEL, INCORPORATED a1 California corporation ("IGT"), and PUBLICATION MANAGEMENT, a Washington D.C. Trust ("Customer").

                                    RECITALS

     WHEREAS, Customer is a provider of information, operator and other telecommunications services ("Services") via the telephone to users of such services; and

     WHEREAS, IGT is engaged in the business of providing telephone company billing and collection and associated services to the telecommunications industry; and

     WHEREAS, IGT is willing to provide its services to Customer, and Customer desires to obtain such services from IGT, upon the terms and conditions stated herein;

     NOW, THEREFORE, the parties hereto, in consideration of mutual covenants and agreements contained herein, do hereby agree as follows:

                              TERMS AND CONDITIONS

     1.     DEFINITIONS.
            -----------

     The  following  terms  shall  have  the  meanings  set  forth  below:

          (a) "Account  Number"  also  referred  to  herein  as  Account  or
               ---------------
Client-ID,  shall  mean  a  separate  account  of  Customer  under which Billing
Transactions  and  settlement  funds  are  tracked  and  reported.
          (b)  "Adjustments"  shall  mean  adjustments  made  to  an  End-User's
                ------------
bill for Customer's or Customer's IP's Services and is synonymous with the term Recourse.
          (c)  "Basic  Services"  shall  mean,  generally: (i) the submission of
                ---------------
Customer's Billing Transactions to the Telcos; (ii) the collection of funds from the Telcos with respect to Customer's Billing Transactions; (iii) the remittance to Customer of funds to it is entitled; (iv) the provision of bill inquiry service to End-Users in response to direct contact from End-Users or through Telco referral; and (v) handling of written disputes from End-Users either directly or by referral to Customer, including but not limited to, disputes directed through regulatory agencies, as more specifically 'described herein.
          (d)  "Billing  Contract(s)"  shall  mean  those billing and collection
                --------------------
agreements into between IGT and certain telephone companies and/or certain third parties who contract directly with such telephone companies as identified in Exhibit A.


BILLING  SERVICES  AGREEMENT
PUBLICATION  MANAGEMENT
Page  1

          (e)  "Billing  Transaction(s)"  shall  mean  the  use  by End-Users of
                -----------------------
Customer'  or  Customer's IP's Services which give rise to billable transactions submitted  by  customer  to  IGT  for  billing  and  collection.
          (f)  "Billing  Transaction Data"  shall  mean  the data summarizing or
                -------------------------
evidencing  Customer's  or  Customer's  IP's  Billing  Transactions.
          (g)  "End-User(s)"  shall  mean  the  users  of  IP's  Services.
                -----------
          (h)  "IP's"  shall  mean  information  providers who offer information
                ----
and/or Entertainment services to End-Users. IP's generally receive services from IGT's customers.
          (i)  "Major  Telcos"  shall  mean  U.S.  West,  Pacific  Telesis,
                -------------
Ameritech, Bell Atlantic, Nynex, Bell South, Southwestern Bell, GTE or any others as designated by IGT.
          (j)  "Recourse"  shall  mean  a  post-billing  adjustment  where an
                --------
End-User challenges charges. It generally occurs within sixty (60) days of a deposit cycle but may be delayed. Recourse is authorized by the Telcos as provided in the Billing contracts or by IGT in accordance with this Agreement.
          (k)  "Reserves"  shall  mean  collectively  the  Telco Holdback, Telco
                --------
Reserve  and  IGT  Reserves.
          (l)  "Subscriber  Inquiry  Services"  shall  mean  the  bill  inquiry
                -----------------------------
services which IGT provides to End-Users in response to direct contact from End-Users or through Telco referrals, performed in accordance with the Subscriber Inquiry Guidelines attached hereto as Exhibit G.
          (m)  "Taxes,"  shall  mean  all  federal,  state  or local sales, use,
                ------
excise, gross receipts or other taxes imposed on or with respect to Customer's Billing Transactions.
          (n)  "Telco(s)"  shall  mean  those  telephone  companies  listed  on
               ---------
Exhibit A hereto, as may be amended by IGT from time to time, with which IGT has Entered into Billing Contracts either directly or indirectly through third parties who contract directly with such telephone companies.
          (o)  "Telco  Holdback"  shall  mean  the  amount  of  offset  against
                ---------------
Customer's Billing Transactions to cover Customer's reasonable share of the Telco Reserve.
          (p)  "Telco  Holdback Rate"  shall  mean  the  percentage  rate  of
                --------------------
Customer's Transactions  required  for  the  Telco  Holdback  amount.
          (q)  "Telco  Reserve"  shall  mean  an  amount  withheld by the Telco,
                --------------
in  anticipation  of  Uncollectibles,  based  on  IGT's  aggregate customer mix.
          (r)  "Telco  Reserve  Rate"  shall  mean  the  percentage  of  gross
                --------------------
billings by the Telco and is determined by the Telco based on the results of Telco True-ups and their internal calculation methodologies.
          (s)  "Telco  True-up"  shall  mean  the process by which a Telco, from
                --------------
time to time: (i) determines whether amounts held back as Telco Reserve for Uncollectible Billing Transactions were in excess or less than the amount of the Telco's actual Uncollectibles for a particular period, and (ii) collects from or refunds to IGT, as the case may be, any difference between the Telco Reserves and the Uncollectibles.
          (t)  "True-up"  shall  mean  the  process  by which IGT reconciles the
                -------
Telco Holdback held from Customer's funds and the Uncollectibles as it fairly relates to Customer's Billing Transactions. Such True-up shall be conducted in accordance with IGT's internal methodology and shall be based on the time periods and data supplied to IGT through the Telco True-up process.


Billing  Services  Agreement
Publication  Management
Page  2

          (u)  "Unbillables"  shall  mean  Billing  Transactions designated by a
                -----------
Telco as  not  billable  based  on  their  own  internal  editing  process.
          (v)  "Uncollectibles"  shall  mean  amounts  designated  by a Telco as
                --------------
not collectable  based  on  their  internal  editing  process.
          (w)  "IGT  Reserve"  shall  mean  an  amount  withheld  from the money
                ------------
otherwise owed Customer for Billing Transactions to cover Adjustments, Telco Unbillables, Uncollectibles and other sums charged by the Telco to IGT for Customer funds advanced to IGT but not collected by the Telcos.

2.   IGT  SERVICES.  IGT, as a limited agent for Customer, agrees to provide the
     -------------
Basic Services to Customer in accordance with the terms and conditions contained herein.

3.   TERM.  The  term  of  this  Agreement  shall  be  for one (1) year from the
     ----
Effective Date ("Term"). This Agreement shall not automatically renew unless both parties agree o an extension of the Agreement in a signed writing.

4.   CUSTOMER  ACCOUNTS.  IGT  shall  review  and,  if appropriate, approve each
     ------------------
Service for which IGT shall provide Basic Services hereunder, as well as for any changes in preamble scripts, pricing, advertising or program content relating to any of such Services. All Services, or changes thereto, shall be registered on the form attached hereto as Exhibit B. Customer shall provide IGT with information regarding Customer's Services, which shall include, without limitation, preamble scripts, pricing, copies of advertising, and program content upon IGT request.

5.   CUSTOMER  SUBMISSION  OP  BILLING  TRANSACTIONS  TO  IGT.
     ---------------------------------------------------------

     (a) After receiving approval as described in Section 4, Customer shall submit to IGT its Billing Transaction Data in the format set forth on Exhibit C or other mutually agreed upon format. Customer shall submit such information in a timely manner consistent with the schedule set forth in Exhibit D hereto.
     (b) IGT reserves the right to refuse to accept any or all of Customer's Billing Transactions that are not formatted as set forth above or are not submitted in a timely manner consistent with Exhibit D.

6.   IGT  EDIT.
     ---------

     (a) Upon IGT's receipt of Customer's Billing Transaction Data as set forth above, IGT shall subject such information to its proprietary edit process. This edit process shall screen the call information for, among other things, compliance with Telco policies, legal requirements, regulations and the other requirements set forth herein before the information is forwarded to the Telcos. IGT has sole discretion to determine whether Customer's Billing Transaction Data meets IGT's screening criteria. If any of Customer's Billing Transactions are found by the foregoing edit process to fail to meet the applicable requirements, IGT shall reject and return such transactions (Non-Billables") to Customer and shall not charge Customer any fee with respect to such Non-Billables. IGT shall have no further responsibility for any such returned Billing Transactions.


Billing  Services  Agreement
Publication  Management
Page  3

     (b) Any Billing Transactions submitted to IGT which were initiated by End-Users residing in an area where IGT has no Billing Contract with the Telco servicing such area, will be rejected and returned to Customer as additional Non-Billables. Customer agrees and acknowledges that IGT may unilaterally amend, from time to time, Exhibit A hereto by adding or deleting Telcos. IGT shall notify Customer in writing reasonably promptly after making any such changes. IGT shall use reasonable efforts to notify Customer prior to the incorporation of any changes to the available billing area.

7.   TELCO  SUBMISSION  AND  EDIT.
     ----------------------------

     (a) In accordance with the schedule set forth on Exhibit D, as updated from time to time, IGT shall submit to the Telcos those Billing Transactions of Customer that have passed 101's edit process. In addition IGT may provide Telco billing coverage updates on its bulletin board on an as-needed and communicated basis. Customer shall be responsible for on-net coverage and updates from IGT's bulletin board by dialing the current TOT provided number. The applicable Telco may subject Customer's Billing Transactions submitted to it by IGT to its own edit process and thereby refuse to bill certain transactions even though such transactions passed the IGT edit process. After receipt of notice from the Telco that certain Billing Transactions are Unbillable or have been rejected by the Telco's edit process, IGT may take steps to correct the problem and resubmit the rejected Billing Transactions to the Telcos if IGT, in its sole discretion, believes that the problem can be remedied by reasonable efforts. Customer agrees to fully cooperate with IGT in making any such necessary corrections. Transactions rejected and returned to IGT in an electronic format by the Telco which IGT determines not to resubmit will be returned to Customer, IGT shall have no further responsibility for such rejected transactions.
     (b) Subject to terms and conditions set forth herein and in accordance with the Billing Contracts with Telcos, IGT shall collect funds from the Telcos with respect to the Billing Transactions;


Billing  Services  Agreement
Publication  Management
Page  4

8.   TELCO  DEDUCTIONS.
     -----------------

     Telcos may withhold from the gross billed dollars in relation to the Billing Transactions submitted by IGT the following fees and charges:

     (a) Telco  Holdback.  With  respect  to  Customer's  Billing  Transactions,
         ---------------
     Customer acknowledges and agrees that there may be withheld from sums owing Customer a reserve for Uncollectibles that may be experienced by the Telcos many months after the settlement of the sums for the Billing Transactions. The percentage rate for such Holdback is determined by either

          (i) The current Telco Reserve Rate which is subject to unilateral change without notice;

          (ii) IGT based on analysis of Telco supplied account write-off detail as applicable to Customer's specific End-User accounts; or

          (iii)An  initial  start  rate of ten  percent  (10%) for those  Telcos
               capable  of  providing   account   write-off   detail  for  which
               Customer's specific history has not yet been established.

     IGT shall exercise reasonable efforts to report to Customer in IGT's standard transaction reports current Telco Holdback rates. From time to time, the Telcos will conduct a Telco True-up for a particular period and may subsequently revise the Reserve Rate as well as collect from or refund to JOT any difference between the amounts withheld by the Telcos and the actual Uncollectibles. As each Telco performs its True-Up and includes its results on Telco payment summaries to IGT, IGT will, as soon as reasonably possible, True-Up Customer's account(s). If the Telco has supplied IGT with sufficient write-off detail to fairly and accurately attribute Uncollectibles to Customer, then Customer's share shall be based on an analysis of such write-off detail, otherwise, Customer's share shall be based on Customer's specific experience in other Telcos combined with the Customer's pro-rata contribution to the period being Trued-up. IGT shall, as soon as reasonably possible, include these results on the current lOT True-Up summary to Customer. Customer hereby agrees that any amount owed to JOT by Customer as a result of this True-Up process shall be offset from Customer's payment summary. If any of Customer's account(s) is/are negative, IGT shall offset the amount due from the next Customer payment summaries or, at IGT's sole option, IGT shall invoice Customer. Customer shall pay the invoiced amount in full within fifteen (16) days of the invoice date. Any amounts due Customer may be held in accordance with the IGT Reserve.
     (b) Unbillables. Telcos may reject Billing Transactions or apply Unbillable
         -----------
     charges for Billing Transactions that do not pass their edit process. Telco rejected Billing Transactions applicable to Customer and returned to IGT by the Telco shall be returned to Customer Within seven (7) business days of receipt by IGT from the Telco.


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
     (c) Adjustments. Telcos may deduct from the funds paid to IGT the amount of
         -----------
     any Adjustments that are made by the Telcos and IGT. Customer acknowledges that: (I) Adjustments may be performed by a Telco before and/or after any Customer-specific funds are paid to IGT by the Telcos, and (ii) some Adjustments may not be Customer-specific (i.e., cannot be related specifically to the Billing Transactions of the Customer). Adjustment information available to IGT shall be provided to Customer.

9.   TAXES.  Absent  Customer  providing  IGT  the  appropriate  tax  exception
     -----
certificates required by the applicable jurisdictions, Customer shall be responsible for any Taxes associated with this Agreement. Customer acknowledges that: 1) with respect to Taxes arising from Customer's Billing Transactions, certain Telcos remit Taxes directly to the appropriate taxing authority, and 2) certain other Telcos return Taxes to IGT with instructions for remittance of the Taxes by IGT. IGT shall not be responsible for the Telco's tax determination or the Telco's failure to remit Taxes. IGT shall use reasonable efforts to assist Customer in resolving Tax disputes. Customer shall not be liable for IGT income taxes.

10.  SERVICE  FEES  AND  OTHER  DEDUCTIONS.
     -------------------------------------

From amounts collected from Telco in respect to Customer's Billing Transactions, IGT shall be entitled to withhold from its disbursements to Customer, the following fees and charges:

     (a) IGT Fees. For Basic  Services,  IGT shall  receive,  and Customer shall
         --------
     pay, a fee relating to the gross dollars billed by IGT. IGT5 billing fees shall be as set forth in Exhibit E hereto. IGT fees shall be assessed with respect to each Billing Transaction submitted to a Telco. Billing Transactions rejected by a Telco and resubmitted by IGT hall be subject to the IGT fee unless such resubmitted was necessitated by an error on the part of IGT. IGT's billing fees shall include billing and collection fees imposed by the Telco's. Notwithstanding the foregoing, IGT shall be entitled to a minimum fee from Customer, as provided in Exhibit E, for each separate Account Number established by Customer, regardless of the number of Billing Transactions submitted to the Telco's in such month for such account. After the initial term of this Agreement, IGT may adjust its fees on sixty (60) days prior written notice to Customer, provided, however, that said adjustment shall not exceed ten percent (10%) per year.
     (b) Subscriber inquiry Service Fees. IGT shall receive a Subscriber Inquiry
         -------------------------------
     Service fee for performance of Subscriber Inquiry Services on End-User phone and written Inquiry. IGT's fees shall be as set forth in Exhibit E. The fee for written inquiry from End-Users is $50.00 per inquiry. The fee for written inquiry from governmental or other regulatory authorities is $150.00 per inquiry. IGT shall invoice Customer for Subscriber inquiry Services, and Customer shall pay the invoice within ten (10) days of the date of the invoice. If Customer does not pay the invoice within the prescribed time, IGT may offset Subscriber Inquiry


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
     Services fees from Customer disbursements. IGT may adjust its fees on sixty
     (60) days prior written notice to Customer provided, however, that said adjustment shall not exceed ten percent (10%) per year.
     (c) IGT Reserve. IGT shall withhold from sums that would otherwise be owing
         -----------
     with respect to Customer's Billing Transactions such sums as are necessary to fund the IGT Reserve. The IGT Reserve amount for Account Numbers established under this Agreement will initially be established at ten percent (10%) of gross billed dollars, by Account Number, for each deposit of Billing Transactions made by Customer, and the IGT Reserve will adjust down, by Account Number, to four percent (4%) six (6) months from the first deposit month. The above notwithstanding, IGT reserves the unilateral right to adjust the IGT Reserve for any Account Number to offset any shortfalls in the IGT Reserve. Any increase in the reserve amount will be funded by either:

          (i) Increasing the previously agreed upon reserve percentage and amount for the Account Number; and/or
          (ii) Increasing and/or offsetting another Customer Account Number; and/or
          (iii)Invoicing Customer directly for the amount required. Customer shall pay IGT's invoice within ten (10) business days.

     In addition, Customer acknowledges that to the extent the Telco Holdback is insufficient to cover Uncollectibles, IGT shall be responsible to the Telcos for any shortfall, which shall be paid out of the IGT Reserve, if available. If the IGT Reserve is not sufficient then, at the option of IGT, the needed amount may be invoiced to Customer (payable within fifteen (15) days) or otherwise deducted from Customer's funds.

     (d) Legal Process  Expenses.  If IGT is served with legal  process  arising
         -----------------------
     from IGT's service to Customer and/or Customer's service to End-Users and IGT is not a party to the action, then IGT may assess Customer for its reasonable time and expenses incurred in responding to said process. IGT shall invoice Customer, and Customer shall pay the invoice within thirty
     (30) days of the date of the invoice. If Customer fails to pay the invoice in a timely manner, IGT may offset the amount due.

11.  Remittance  OF  CUSTOMER  FUNDS.
     -------------------------------

     (a)  Remittances.  Customer shall be entitled to such funds as are remitted
          -----------
     to IGT by the Telcos in respect of Customer's Billing Transactions less the deductions, to the extent applicable, described in Sections 8, 9 and 10. IGT shall transfer to Customer, or Customer's designated account, the funds collected the prior week to which Customer is entitled hereunder. Such remittance shall be paid by check and delivered to Customer's address set forth herein, provided that remittances in excess of $10,000 may be made by wire transfer. It shall be Customer's responsibility to provide IGT with complete and accurate wire transfer instructions in writing as well as any changes to Customer's address.


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
     (b) IGT Reserve Roll-Down. With regard to the periodic roll-down of the IGT
         ---------------------
     Reserve, at thirteen (13) months from the close of a given deposit month, IGT shall remit fifty percent (50%) of the given Account Numbers IGT Reserve to Customer. Furthermore, at eighteen (18) months from the close of said deposit month, IGT shall remit the balance of a given Account Number's IGT Reserve. The above notwithstanding, IGT reserves the unilateral right to withhold remittances under this section to offset any actual or reasonably anticipated shortfalls in the IGT Reserve.
     (c)  Final   Disbursement  of  IGT  Reserve.   With  regard  to  the  final
          --------------------------------------
     disbursement of the IGT Reserve, the balance not applied in the Telco True-up, if any, shall be accounted for within thirty (30) days after the final Telco True-up for the relevant deposit period. If the IGT Reserve was insufficient to cover Customer's share of the Uncollectibles, then IGT may, at its option, deduct any shortfall from subsequent payments to Customer or invoice Customer for the amount owing. Customer agrees to pay any such amount invoiced within fifteen (15) days after receipt of invoice. Customer acknowledges that the Telcos may provide additional Uncollectibles after the True-up period, IGT shall promptly notify Customer and provide Customer with data from the Telco, if available. IGT shall invoice Customer and Customer shall pay IGT within fifteen (15) days of the invoice date.
     (d) Assignment of Proceeds. If Customer assigns to a third-party any of its rights to any sums owing to it by IGT hereunder, Customer shall so notify IGT of such assignment by means of, and subject to the terms of, the form attached hereto as Exhibit H. IGT shall have no obligation with respect to any assignment or payment direction of Customer which does not conform with Exhibit H. Further, IGT shall have no obligation to enter into any understanding or agreement with any third party with respect to such assignment.

12.  REPORTS.
     -------

     (a) Standard Reporting.  IGT agrees to provide Customer with IGT's standard
         ------------------
     transaction reports per the delivery schedule set forth on Exhibit F. Customer may request that IGT provide additional reports or a different formatted report. To the extent IGT can comply with such request with reasonable effort, IGT shall supply such reports at an additional charge to be determined solely by IGT, based upon the time and expense required to generate such reports.
     (b) Audit. Upon written notice by  Customer,  and no more  frequently  than
         -----
     twice during a twelve (12) month period, IGT shall provide Customer access to the information IGT receives from Telcos with respect to Customer's Billing Transactions. Customer may request such information more frequently, but such additional requests shall be serviced only on an "as available" basis and at an additional cost to the Customer to be determined solely by IGT. The charges for additional requests shall be based on the time and other costs incurred by IGT to comply with such request(s)


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
     (c)  Report  Review.  Customer  agrees  that it is solely  responsible  for
          --------------
     inspecting and reviewing all reports provided by IGT within thirty (30) days of receipt by Customer. Customer's failure to report any errors or inconsistencies with respect to such reports shall constitute acceptance by Customer.
     (d) Report Detail. Customer acknowledges and agrees that (1) the individual
         -------------
     Telcos may not provide definitive detail to IGT for Billing Transactions the Telco deems to be Unbillable, Recoursed, or Uncollectible, (ii) IGT shall not be held to a higher standard of accounting pertaining to Telco performance as provided by the individual Telco, and (iii) IGT's methodology associated with the determination of Customer's share of Unbillables, Recourse or Uncollectibles is reasonable and appropriate given the detail received from the individual Telco.

13.  BILLING  APPEARANCE.  Where  the  applicable  Telco  provides  sub-carrier
     -------------------
billing, Customer's Billing Transaction shall appear on such Telco's subscriber bills with charges from YP Net" (or A name similar thereto) or, if possible, under the name of Customer (no more than 20 characters, including spaces).

14.  END-USER  INQUIRIES.
     -------------------

     (a) Processed  Inquiry.  The Telcos, in some instances,  requires that they
         ------------------
     will handle certain End-User billing inquiries with respect to Billing Transactions submitted by IGT to that Telco. Upon request, IGT shall provide a description of such arrangements to Customer for any Telco pertinent to Customer's Billing Transactions, subject to any confidentiality  requirement  between  IGT  or  IGTs  agent and such Telco.
     (b) IGT Processed  Inquiry.  Unless otherwise  provided by the Telcos,  IGT
         ----------------------
     shall  provide  Subscriber  inquiry  Services  as  described  in Exhibit G.
     (c) Customer Information.  Customer agrees to cooperate with the applicable
         --------------------
     Telcos and IGT with respect to any subscriber inquiries, which cooperation shall include, without limitation, providing originating numbers, locations, and applicable rate tables. IGT and Customer shall establish a contact within each organization for the purpose of resolving End-User inquiries.

15.  CUSTOMER  REPRESENTATIONS  AND  WARRANTIES.
     ------------------------------------------

     Customer  represents  and  warrants  to  IGT,  as  follows:

     (a)  Compliance  With Laws.  Customer is, and  throughout  the Term of this
          ---------------------
     Agreement shall be, in compliance with all applicable IGT policies, Telco policies and federal, state, and local, legal and regulatory requirements applicable to any Billing Transactions submitted by the Customer to IGT, including, without limitation, all certification requirements, tariffs, rate caps, validation requirements, preamble, disclosure, advertising, solicitation, and content applicable to Customer's Billing Transactions.


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
     (b) Audio Text.  Customer  is, and  throughout  the Term of this  Agreement
         ----------
     shall be, in compliance with all IGT policies, Telco policies and state and federal laws, regulations and rules with respect to the content of the audio text of its Services, specifically including, but not limited to, laws, regulations and rules relating to the transmission of obscene and indecent material.
     (c) Approved Programs Only. All Billing Transactions  submitted by Customer
         ----------------------
     shall represent only those information service programs which have been approved by IGT.
     (d) Customer acknowledges and agrees:

         (i) IGT shall not be responsible for the content of the Customer's services.
         (ii) IGT shall not be required hereunder to commence any litigation for collection of bills rendered to End-Users.
         (iii)In the absence of willful misconduct, IGT shall have no liability to Customer in respect of its acts or omissions in the performance of services under this Agreement.

16.  IGT'S  REPRESENTATION  AND WARRANTY.  IGT  represents  and warrants that it
     -----------------------------------
is in compliance with all applicable federal and state regulations with respect to the services to be rendered hereunder, and it shall maintain such compliance throughout the Term of this Agreement. IGT shall not be deemed a trustee or fiduciary in its performance of this Agreement.

17.  PROOF OF COMPLIANCE.  Customer  agrees  to  provide  written  proof of such
     -------------------
compliance (as required in Section 15) to IGT within five (5) days of IGTs request. Customer acknowledges that IGT shall have the right to immediately suspend any and all obligations and IGT shall have no liability to Customer hereunder in the event IGT does not receive satisfactory written proof of such compliance. Customer agrees to advise IGT in writing as soon as reasonably possible of any instances where it is not in compliance with such regulatory requirements. Customer agrees to indemnify and hold IGT harmless from any and all third party claims that may arise with regard to the Billing Transactions or the provision of services hereunder.

18.  LIMITATION OF LIABILITY.
     -----------------------
     IN NO EVENT WILL IGT BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, LOSS OF GOODWILL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES REGARDLESS OF THE FORM OF ANY CLAIM, WHETHER IN CONTRACT OR IN TORT OR WHETHER FROM BREACH OF THIS AGREEMENT, IRRESPECTIVE OF WHETHER IGT HAS BEEN ADVISED OR SHOULD BE AWARE OF THE POSSIBILITY OF SUCH DAMAGES. CUSTOMER HEREBY ACKNOWLEDGES AND AGREES THAT IGT'S LIABILITY WITH RESPECT TO THE PERFORMANCE OF IGTS Services SHALL BE LIMITED TO THE AMOUNT OF IGT FEES PAID BY CUSTOMER FOR THE AFFECTED BILLING TRANSACTIONS. CUSTOMER FURTHER AGREES TO INDEMNIFY AND HOLD IGT HARMLESS FOR


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
ANY AND ALL CLAIMS THAT MAY ARISE FROM ANY THIRD PARTIES RELATING TO CR RESULTING FROM THE SERVICES PROVIDED HEREUNDER.

19.  INDEMNIFICATION.
     ---------------

     (a) By Customer.  Customer hereby agrees to indemnify and hold IGT harmless
         -----------
     against all obligations, liabilities, claims, demands, losses, damages, costs or expenses (including attorney's fees), arising out of or relating to: (1) Customer's use of IGT's services, (ii) Customer's inadvertent or intentional submission of non-approved Billing Transactions, (iii) Customer's advertising of IGT's services, (iv) the content of Customer's audio text or the provision by Customer of the Services billed by IGT, (v) any Taxes, penalties, interest, -additions to tax, surcharges or other charges or expenses payable or incurred by IGT in respect of Customer's Billing Transactions or resulting from the Customer's use of IGTs services, or (vi) any breach by Customer of any representation, warranty or covenant under this Agreement. In the event that IGT is joined as defendant in any action or proceeding arising out of any of the foregoing, IGT may, at its option, engage its own attorneys to defend IGT and/or Customer, and
     Customer shall pay all reasonable attorney fees, costs and expenses incurred by IGT.
     (b) By IGT.  IGT hereby  agrees to  indemnify  and hold  Customer  harmless
         ------
     against all obligations, liabilities, claims, demands, losses, damages, costs or expenses (including attorney's fees), arising out of or relating to any breach by IGT of any representation, warranty or covenant under this Agreement.

20.  TERMINATION FOR DEFAULT.
     -----------------------

          Either party may terminate this Agreement, without liability, effective immediately upon written notice to the other party upon any of the following events:

     (a) The other party defaults on any payment obligation hereunder and fails to cure such payment default within ten (10) business days of written notice of such payment default to the defaulting party by the non-defaulting party; or
     (b) The other party defaults with respect to any other material provision of this Agreement and fails to cure such default within thirty (30) days of written notice of such default to the defaulting party by the non-defaulting party; or
     (c) The other party is found by an appropriate governmental authority to have violated or to be in violation of federal, state or local laws or regulations relating to the providing, soliciting, or advertising of its services, and such violation has not been cured within thirty (30) days after such finding; or
     (d) The other party has violated a representation, warranty or covenant contained in this Agreement and such violation remains uncured after ten
     (10) days following written notice of such violation from the non-defaulting party specifying the nature of the violation; or


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
     (e) The other party has (i) filed a voluntary petition in bankruptcy or voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts, or any other relief under the Federal Bankruptcy Code or under any other insolvency act or law, now or hereafter existing, or (ii) a receiver or trustee appointed involuntarily, and such petition or action is not suspended, stayed or dismissed within sixty (60) days after such filing or appointment, as the case may be or
     (f) if seventy-five percent (75%) of Customer's submitted Billing Transactions are not billable with one or more of the Major Telcos.

21.  SPECIAL RIGHTS OF IGT TO TERMINATE  AGREEMENT.
     ---------------------------------------------

     (a) Damage to Public Image. If IGT determines, in its sole discretion, that
         ----------------------
     its business may be adversely affected or that the Services offered by such Customer may adversely affect IGT's public image or damage IGT's reputation or goodwill and if, after notification from IGT to Customer, Customer has not cured the indicated problem to IGT' satisfaction within five (5) business days, IGT reserves the right to terminate services to Customer and the Customer's use of the IGT' services immediately upon written notice to Customer.
     (b)  Termination due to Violation of Law. IGT reserves the right to monitor
          -----------------------------------
     any program being billed by [CT, and, if IGT, in its sole discretion, believes any program to be in violation of Telco policies, IGT's business policies, any state, local or federal laws or regulations, to terminate Basic Services for those programs if, after notification from IGT to Customer, Customer has not cured the indicated problem to IGT's satisfaction within five (5) business days. IGT will provide the Customer a report summarizing the quantity of calls and dollars being suspended from the billing process. The Billing Transaction Data and account records shall be returned to the Customer.

22.  EFFECT OF TERMINATION.
     ---------------------

     (a) Termination of this Agreement shall terminate all the rights and obligations of the parties hereunder, except that:

          (i) neither Customer nor IGT shall be released of its respective obligations to pay any sums of money due or payable or accrued under this Agreement;
          (ii) confidential information, as defined herein, and any copies shall be returned to the Disclosing Party within thirty (30) days of termination of this Agreement and the Receiving Party shall keep such confidential information confidential for two (2) years from the date of termination; and


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
          (iii)in the event the termination is a result of the default or breach by a party, the other party shall be entitled to pursue any and all rights and remedies it has to redress such default, breach or inequity.

     (b) The parties agree that the termination of this Agreement pursuant to any provision or section hereof, or for any other reasons, shall not affect or terminate any obligation or liability incurred or assumed by either party prior to effective date of termination of this Agreement, and the provisions of this Agreement shall survive its termination with respect to conclusion of any unresolved matters or payment obligation relating to the services performed prior to termination.
     (c) Upon termination of this Agreement or of Basic Services to a specific Customer account, no call records shall be received or processed after the effective date of the termination, and IGT shall have no obligation hereunder. IGT shall proceed to process Billing Transactions already in its billing system as of the termination date.
     (d) Upon termination of this Agreement, Customer agrees that IGT may withhold reasonable amounts as Reserves thereby increasing the IGT Reserve to offset any service related costs and/or charges that may occur after settlement of Customer's final submission of Billing Transactions. Upon the last Telco's final True-up for the last deposit month, IGT shall provide Customer with a final accounting and remit any remaining amounts withheld or shall invoice Customer as appropriate. Any amount owing from one party to the other as a result of the True-up shall be paid within fifteen (15) days of IGT's final accounting.

23.  CONFIDENTIALITY.
     ---------------

     (a) As used in this Agreement "Confidential Information" of either Customer or IGT shall mean any written or documentary information relating to the service or business operation~ of the party ("Disclosing Party") that is given to the other Party ("Receiving Party") pursuant to this Agreement or otherwise if such information is marked "Confidential", bears a marking of like import, or is or was identified by the Disclosing Party as
     "Confidential" at the time of transmittal to or receipt by the Receiving Party. Orally disclosed information shall be considered Confidential Information if it is identified as such at the time of disclosure by the Disclosing Party and within twenty (20) days after oral disclosure thereof the Disclosing party confirms in writing to the Receiving Party the confidential nature of such information. "Confidential Information" shall also include any equipment, hardware or software (including firmware) made available to a Receiving Party by a Disclosing Party that includes or represents a tangible manifestation of a Party's "Confidential Information", whether or not such equipment bears any confidential legend or marking.
     (b) Each party agrees that Confidential Information of the other party which is disclosed or obtained by it hereunder or otherwise, shall, subject to the terms and conditions of this Agreement, be retained in confidence and shall be protected to the same extent and in the same manner as comparable confidential information of the Receiving Party, but no less than a reasonable standard of care.


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
     (c) Information shall not be deemed confidential, and Receiving Party shall have no obligation under this provision with respect to any:

          (i) Information which now or hereinafter comes into the public domain without breach of this Agreement;
          (ii) Information already in the possession of or known to the Receiving Party at the time of disclosure as evidenced by prior written documentation thereof;
          (iii)Information rightfully and lawfully received by a Receiving Party from a third party without breach of this Agreement or any other agreement as evidenced by existing written documentation thereof;
          (iv) Information developed independently or discovered by a Receiving Party without use of the Disclosing Party's Confidential Information as evidenced by existing written documentation thereof;
          (v) Information approved for release by written authorizations of the Disclosing Party; or
          (vi) Information disclosed pursuant to the requirement or request of a governmental agency or court of competent jurisdiction to the extent such disclosure is required by a valid law, regulation or court order and sufficient notice is given by the Receiving Party to the Disclosing party of any such requirement or request to permit the Disclosing party to seek appropriate protective order or exemption from such requirement or request.

     (d) All information and all tangible forms of information, including, but not limited to documents, drawings, specification, prototypes, samples and the like received hereunder by a Receiving party shall remain the property of the Disclosing Party. Upon written request by a Disclosing Party, a Receiving party shall return to a Disclosing Party all tangible forms of the Disclosing Party's Confidential Information received by Receiving party, including all copies thereof.

24. CHOICE OF LAW AND VENUE. THE VALIDITY OF THIS AGREEMENT,  ITS  CONSTRUCTION,
    -----------------------
INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF California. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED EXCLUSIVELY IN AND VENUE SHALL BE PROPER ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SANTA CLARA, STATE CF CALIFORNIA OR, AT THE SOLE OPTION OF IGT, in ANY OTHER COURT IN WHICH IGT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE


Billing  Services  Agreement
Public  Management
Page  14

PARTIES HERETO WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

25.  ANNOUNCEMENTS AND RELEASES. Neither party may use the other party's name in
     --------------------------
promotional or marketing advertisements, public announcements or public disclosures nor shall either party disclose the existence or terms of this Agreement or its subject matter, without the prior written consent of the other party.

26.  NOTICES.  Alt notices and other communications which are required or may be
     -------
given hereunder shall be in writing and shall be delivered personally or sent by U.S. mail, by facsimile, or by reputable overnight carrier. All notices and other communications shall be deemed given when actually received by a party. Notice by mail shall be directed to a party at its address set forth below or such other address as shall be given in accordance with this Agreement.

Integretel  Incorporated,        Greg  Crane
5883  Rue  Ferrari               Trust  Manager
San  Jose,  CA  95138            9420  E.  Doubletree,  Suite  C102
Attention:  General  Counsel     Scottsdale,  AZ  85258

27.  DISPUTE  RESOLUTION  AND  ARBITRATION:
     -------------------------------------

Except for an action seeking a temporary restraining order or injunction related to the purposes of this Agreement, or a suit to compel compliance with this dispute resolution process, the parties shall use the following alternative dispute resolution procedures as their sole remedy with respect to any claim, dispute, or other controversy arising out of or relating to this Agreement or its breach.

     (a) Dispute Resolution. At the written request of a party, each party shall
         ------------------
     appoint an officer or employee representative to meet and negotiate in good faith and attempt resolve any dispute arising under this Agreement. The location, format, frequency, duration? and conclusion of these discussions shall be left to the discretion of the representatives. Upon agreement, the representative may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery and production, which shall not be admissible in the arbitration described below or in many lawsuit without the concurrence of the parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in the arbitration or lawsuit.


Billing  Services  Agreement
Public  Management
Page  15

     (b)  Arbitration.  If the  negotiations  do not resolve the dispute  within
          -----------
     sixty (60) calendar days of the initial written request, the dispute shall be submitted to binding arbitration by a single arbitrator pursuant to the Commercial Arbitration rules of the American Arbitration Association. A party may demand such arbitration in accordance with the procedures set out in those rules. Discovery shall be controlled by the arbitrator and shall be permitted to the extent set out in this section. The arbitration hearing shall be commenced within sixty (60) calendar days of the demand for arbitration. The arbitration shall be held in San Jose California. The arbitrator shall control the scheduling so as to process the matter expeditiously. The parties may submit written briefs. The arbitrator shall rule on the dispute by issuing a written opinion within thirty (30) calendar days after the close of the hearings. The times specified in this section may be extended upon mutual agreement of the parties or by the arbitrator upon a showing of good cause. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. Each party shall bear its own costs of these procedures. A party seeking discovery shall reimburse the responding party the costs of production of documents (including search time and reproduction costs). The parties shall equally split the fees of the arbitration and the arbitrator.

28.  GENERAL  PROVISIONS.
     -------------------

     (a) Attorney's Fees. IN the event of any dispute, claim or legal proceeding
         ---------------
     (arbitrations excepted as provided herein) arising out of or relating to this Agreement, the prevailing party thereto shall be entitled to reimbursement from the other(s) of all reasonable attorney's fees and costs incurred in connections therewith.
     (b) Collection Fees. In the event that IGT must hire a collection agency or
         ---------------
     service to collect fees or any funds owed IGT pursuant to this Agreement, Customer shall be responsible for all such collection fees and will remit payment to IGT within fifteen (15) days of receipt of invoice.
     (c) Severability. If any provision of this Agreement is found to be invalid
         ------------
     by any court, the invalidity of such provision shall not affect the validity of the remaining provisions hereof.
     (d) Captions.  The paragraph  headings  contained in this Agreement are for
         --------
     reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     (e)  Assignment.  Customer may not assign any of its rights or  obligations
          ----------
     hereunder without the prior written consent of IGT. IGT consent may not be unreasonably withheld. This Agreement shall be binding upon and inure to the benefit of each of the parties, their successors and assigns.
     (f) Amendments.  Except as otherwise provided herein, this Agreement may be
         ----------
     amended or modified only by a written instrument executed and delivered by all of the parties hereto. No waiver by either party of any breach by the other party or of the provisions of this Agreement shall be construed as a waiver of that or any other provision on any other occasion.


Billing  Services  Agreement
Public  Management
Page  16

     (g) Third  Party  Rights.  The  parties do not intend to confer any benefit
         --------------------
     hereunder  on  any  person  or  entity  other  than  the  parties  hereto.

     (h) Further  Assurances.  The parties  agree to do such further acts and to
         -------------------
     execute and deliver such additional agreements and documents as the other(s) may reasonably request to consummate, evidence or confirm the agreements contained herein and the matters contemplated hereby.

     (i)  Force  Majeure.  Neither  party  shall be deemed  in  default  of this
          --------------
     Agreement to the extent that any delay or failure in performance of its obligation results, without its fault or negligence, from any cause beyond its control, such as acts of God, acts of civil or military authority, government regulation, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, floods, earthquakes, nuclear accidents, strikes, power blackouts, unusually server weather conditions, inability to secure products or services of other persons or transportation facilities, or act of or omission of transportation common carriers.

     (j) Counterparts.  This Agreement may be executed in separate counterparts,
         ------------
     each of which shall be deemed an original, and both of which together shall constitute one and the same- instrument.

     (k)  Integration  of Agreement.  This Agreement and  accompanying  exhibits
          -------------------------
     contain the entire understanding of the parties with respect to its subject matter and supersedes all prior and contemporaneous agreements, representations and understandings among the parties, whether oral or written, relating to the subject matter hereof.



Billing  Services  Agreement
Public  Management
Page  17

(l)  Corporate  Authority.  The parties  hereto  represent and warrant that they
     --------------------
     have the capacity, power and authority to enter into this Agreement, and that the individuals signing on behalf of both parties have the authority to so sign.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date set forth above.

INTEGRETEL,  INCORPORATED

By:  /s/  Ken Dawson
   --------------------------------------

Name:  Ken Dawson
     ------------------------------------

Title:  President
      -----------------------------------

Date:  1/9/98
     ------------------------------------


PUBLICATION  MANAGEMENT,  A  WASHINGTON  D.C.  TRUST

By:  /s/  Greg Crane
   --------------------------------------

Name:  Greg Crane
     ------------------------------------

Title:  Trust Manager
      -----------------------------------

Date:  1/9/98
     ------------------------------------


Billing  Services  Agreement
Public  Management
Page  18

                                   EXHIBIT "A"

                         (Where Misc. Records available)


                            ----------------------------------------------------
TELCO


Ameritech
Bell  Atlantic
Bell  South
          Interstate
Cincinnati  Bell
          Interstate
GTE
Nevada  Bell
          Interstate
NYNEX
Pacific  Bell
          Interstate
Southwestern
US  West

                12-02-96

All miscellaneous programs are subject to initial and continuing Telco approval and can be terminated at any time. Additional Telcos may be available for service, subject to Telco approval, upon IGT review and recommendation. The above information is generally current at the time of printing and is to be used for informative purposes only. The information contained in this exhibit is subject to change without notice. Inclusion in the above list does not indicate or imply that the named Telcos approve the program(s) contemplated under this Agreement. IGT makes no promise or guarantee that this information is constant, permanent, all inclusive and/or final.


Billing  Services  Agreement
Publication  Management
Page  19

                                   EXHIBIT "B"

                      {This page intentionally left blank)



Billing  Services  Agreement
Publication  Management
Page  20

                                           JANUARY 1998
                                 ---------------------------------
                                 SUN  MON  TUE  WED  THU  FRI  SAT
                                 ---  ---  ---  ---  ---  ---  ---
                                                     1    2    3
                                                      X
                                 ---  ---  ---  ---  ---  ---  ---
                                 4    5    6    7    8    9    10
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 11  12    13   14   15   16   17
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 18  19    20   21   22   23   24
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 25  26    27   28   29   30   31
                                       B         EP   A
                                 A=DEADLINE for billing Integretel
                                               (By noon PST)
                                 B=DEPOSIT tapes shipped to Telcos
                                 EP=Early Pay Wires Sent
                                 X=Holiday


                                             FEBRUARY 1998
                                 ---------------------------------
                                 SUN  MON  TUE  WED  THU  FRI  SAT
                                 ---  ---  ---  ---  ---  ---  ---
                                 1    2    3    4    5    6    7
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 8    9    10   11   12   13   14
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 15   16   17   18   19   20   21
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 22   23   24   25   26   27   28
                                       B         EP   A
                                 A=DEADLINE for billing Integretel
                                               (By noon PST)
                                 B=DEPOSIT tapes shipped to Telcos
                                 EP=Early Pay Wires Sent
                                 X=Holiday


                                           MARCH 1998
                                 ---------------------------------
                                 SUN  MON  TUE  WED  THU  FRI  SAT
                                 ---  ---  ---  ---  ---  ---  ---
                                 1    2    3    4    5    6    7
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 8    9    10   11   12   13   14
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 15   16   17   18   19   20   21
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 22   23   24   25   26   27   28
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 29   30   31
                                       B
                                 A=DEADLINE for billing Integretel
                                               (By noon PST)
                                 B=DEPOSIT tapes shipped to Telcos
                                 EP=Early Pay Wires Sent
                                 X=Holiday


                                            APRIL 1998
                                 ---------------------------------
                                 SUN  MON  TUE  WED  THU  FRI  SAT
                                 ---  ---  ---  ---  ---  ---  ---
                                                1    2    3    4
                                                      X
                                 ---  ---  ---  ---  ---  ---  ---
                                 5    6    7    8    9    10   11
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 12   13   14   15   16   17   18
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 19   20   21   22   23   24   25
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 26   27   28   29   30
                                       B         EP   A
                                 A=DEADLINE for billing Integretel
                                               (By noon PST)
                                 B=DEPOSIT tapes shipped to Telcos
                                 EP=Early Pay Wires Sent
                                 X=Holiday


                                            MAY 1998
                                 ---------------------------------
                                 SUN  MON  TUE  WED  THU  FRI  SAT
                                 ---  ---  ---  ---  ---  ---  ---
                                                          1    2
                                 ---  ---  ---  ---  ---  ---  ---
                                 3    4    5    6    7    8    9
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 10   11  12    13   14   15   16
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 17   18  19    20   21   22   23
                                       B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 24   25  26    27   28   29   30
                                       X    B    EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 31
                                 A=DEADLINE for billing Integretel
                                               (By noon PST)
                                 B=DEPOSIT tapes shipped to Telcos
                                 EP=Early Pay Wires Sent
                                 X=Holiday


                                            JUNE 1998
                                 ---------------------------------
                                 SUN  MON  TUE  WED  THU  FRI  SAT
                                 ---  ---  ---  ---  ---  ---  ---
                                      1    2    3    4    5    6
                                      B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 7    8    9    10   11   12   13
                                      B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 14   15   16   17   18   19   20
                                      B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 21   22   23   24   25   26   27
                                      B         EP   A
                                 ---  ---  ---  ---  ---  ---  ---
                                 28   29   30
                                      B
                                 A=DEADLINE for billing Integretel
                                               (By noon PST)
                                 B=DEPOSIT tapes shipped to Telcos
                                 EP=Early Pay Wires Sent
                                 X=Holiday

                                   Exhibit "C"
                    Data Format Specification: EM1 Simplified
                    -----------------------------------------
                      Information Services: Detail Records
                      ------------------------------------
                                   Page 2 of 3

Billing  Services  Agreement
Publication  Management
Page  21

POSITION                   NAME                                      VALUES
---------  -------------------------------------  --------------------------------------------
82-101     INDICATOR 1 -20                        Zero fill except as noted:

87         Indicator 6                            l=Full minute rounded time

102-112    filler                                 Zeros

113-122    BILLING NUMBER                         Telephone number responsible for the charge.

123-134    FROM LOCATION                          Optional City, State of origination, or
                                                  Description of Service of name of IP.

135 - 146  TO LOCATION                            Description of Service or name of IP
                                                  No specialty character, letters only.

147-149    filler                                 Zeros

150-152    Client ID                              IGT assigned Client number

153-161    filler                                 Zeros

162 - 162  INDICATOR 25                           1 =Auto Collect positive ack,
                                                  0=1/A or passive accept

163-167    filler                                 Zeros
168-171    MEMBER/AGENT                           Client specific, to aid in Identifying IP's
                                                  and/or product types.


172 - 175  BATCH/SUB ACCT                         Client specific. Optional zero filled if not
                                                  used


IN  GENERAL:
-----------
-    Bytes  I  thru  122  are  numeric,  zero  filled  if  not  used
-    Bytes 123 thru 175 are either zero or blank (not null) filled, as specified
- Send media via 9-track (preferred), 3 112" or 5 114" diskettes, modem (in emergencies),
- 18-track (3480 style), mountain back-up cartridge or Colorado back-up cartridge
- Always INCLUDE OUR IGT TAPE CONTROL FORM, OR A SUITABLE SUBSTITUTE, with physical media.


Billing  Services  Agreement
Publication  Management
Page  22

                                       EXHIBIT "C"
                        DATA FORMAT SPECIFICATION: EMI SIMPLIFIED
                        -----------------------------------------
                          INFORMATION SERVICES: SUMMARY RECORDS
                          -------------------------------------
                                       PAGE 3 OF 3


POSITION                      NAME                                   VALUES
--------  --------------------------------------------  ---------------------------------
1-6       RECORD ID                                     425001 = Non Detail Charge

7-12      DATE OF CALL                                  yy/mm/dd

13-39     filler                                        Zeros

40-45     Charge                                        9999v99 (v=assumed decimal)

46-47     filler                                        Zeros

48-51     STATE TAX                                     99v99 (v=assumed decimal)

52-54     LOCAL TAX                                     9v99 (v=assumed decimal)

55-81     filler                                        Zeros

82-93     filler                                        Zeros

94-94     indicator 13                                  1=State Tax present
                                                        2=State and Local Tax present
                                                        3=Local Tax present

95-112    filler                                        Zeros

113-122   BILLING NUMBER                                Account number responsible
                                                        for changes.

123-1 49  filler                                        Zeros

150-152   CLIENT ID                                     Client specific account code.
                                                        (IGT/IGT assigned)

153-167   filler                                        Zeros
168-172   TEXT CODE                                     Client specific (Alpha/Numeric):
                                                        Identifies type of service IGT/IGT assigned)

173-175                                                 BATCH/SUB ACCT Client Specific
                                                        (Numeric only)

IN  GENERAL:
-----------
-    Bytes  I  thru  122  are  numeric,  zero  filled  if  not  used
-    Bytes 123 thru 175 are either zero or blank (not null) filled, as specified
- Send media via 9-track (preferred), 3 1/2" or 5 1/4" diskettes, modem (in emergencies), 18-track (3480 style), mountain back-up cartridge or Colorado back-up cartridge
- Always include our IGT Tape Control Form, or a suitable substitute, with physical media.


BILLING  Services  Agreement
PUBLICATION  Management
Page  24

                                   EXHIBIT "E"
                                 Price Schedule
                                 --------------
                           Billing Services Agreement
                           --------------------------
                                   Page 1 of 1

Service Fee: IGT shall receive the following fees for Basic Services and Subscriber Inquiry Services.

1.   Telco  Outclearing  (425001  Billing  Transactions)
     Gross  dollars  Deposited  per  Month               Fee  per  Billing
     All                                                       6%

Each month, IGT shall receive a Telco Clearing fee equal to the greater of the Deposited dollars multiplied by the above billing percentage or the Billable Transactions deposited times a $1.35 minimum transaction fee, but in no event shall the Telco Outclearing fee be less than the Telco Outclearing Minimum Fee.

2.  Telco Outclearing Minimum Fee*: $ 5,000.00  per  month  per initial Account.
                                    $ 5,000.00 per month per additional Account.

*During  the  Term  of  this Agreement, if Customers aggregate Telco Outclearing
Minimum Fee paid to IGT exceeds fifty thousand dollars ($50,000) on Customer's initial Account, then Customer shall not be liable to IGT for Telco Outclearing Minimum Fees on said Account for the remainder of the Term. For purposes of illustration only, if Customer has paid IGT fifty thousand dollars ($50,000) in Telco Outclearing fees on its initial Account throught the first nine (9) months of the Term. and in the ninth month incurs three thousand dollars ($3,000) in Telco Outclearirig Fees on said Account, then Customer shall not be obligated to remit to IGT the two thousand dollar ($2,000) difference between the Telco Outclearing Minimum Fee and the Telco Outclearing fee. The Telco Outclearing Minimum Fee limitation provided in this paragraph shall not be applicable to any additional Account(s) ordered by Customer.

** The Telco Outclearing Minimum Fee shall be effective the third full deposit month following Customer's first deposit of Billing Transactions under this Agreement. There shall be no ramp-up period for subsequently opened Accounts.

3.     Subscriber  Inquiry  Services  Fees:

The Subscriber Inquiry Services Fees for phone inquiry is $3.50 per live agent processed Inquiry made to End-User accounts (includes adjustments (41 records), if any, made to the End-User account).

4. Initial Account Activation:  $ 3,000.00 initial Account activation.
                                Does include Customer specific sub-dc activation.
                                Due  upon  execution  of  Agreement.

                                $ 1,500.0 additional Account activation.
                                Does include Customer specific sub-cic activation.

5. Text Phrase Approval:        $  100.00  per approved
                                Customer  program.

6. Program Approval:            $100.00

Billing  Services  Agreement
Publication  Management
Page  25

                                   EXHIBIT "F"
                          Delivery Schedule of Reports
                          -------- ----------- -------
                                   Page l of l


The  following  reports  are  available  on  the  BBS:


Report                                        Available on BBS
------                                        ----------------
Conversion Report                             Day after data is submitted to IGT
Edit Reports                                  Day after data is submitted to IGT
Edit Reject arid Non-Bill Detail Data         Day after data is submitted to IGT
Edit Reject Detail and Summary Reports        Day after data is submitted to IGT
Inquiry Comments and Data                     Thursdays
Telco Recourse Detail Data                    Tuesdays
Telco Unbill Detail Data                      Mondays
True-Up Detail Data                           Thursdays
Deposit Duplicate Detail Data                 Day after data
Transaction Summary                           Friday
Payment Summary                               Friday
Dilution Summary                              Friday
-(Unbillable Summary, Recourse
  Summary, Uncollectible Summary)

The above reports are also available via 48 hour delivery service if you choose not to use the BBS.

True-up Summary reports are not currently available on the BBS and will be transmitted on the last Friday of each month.

                              Exhibit Revised 11/96


Billing  Services  Agreement
Publication  Management
Page  26

                                   EXHIBIT "G"
                                Inquiry Services
                                ----------------
                                   Page 1 of 2


During the Term of this Agreement, IGT, in lieu of inquiry services provided by one or more Telcos, will provide primary inquiry services to the Customer consisting of, but not limited to:

1)     acceptance  of  End-User  inquiries  or  claims,
2)     resolution  of  End-User  inquiries  or  claims,
3) credit, adjustment. and investigation of charges billed to the End-User, as appropriate.

To  the  extent  that  IGT  provides  such  primary inquiry services, IGT shall:

1) establish toll free ~8OO,' telephone numbers to be used by End-Users for the purpose of making inquiries or claims regarding charges appearing on bills issued by the Telco,
2) provide inquiry service representatives to assist End-Users with said inquiries or claims,
3) IGT will instruct each Telco, that it has an agreement with, to refer all inquiries or claims regarding Customer's services to the 580Gb numbers provided by IGT.

IGT will establish and maintain written guidelines that describe the manner in which End-User inquiries or claims will be responded to, including, but not limited to, the manner in which appropriate credits, adjustments, and investigations will be made. Supplements and amendments to written guidelines will be made as necessary and provided to the client.

IGT will be responsible for responding to all End-User inquiries or claims related to billable messages and will provide credits and adjustments as appropriate, in accordance with the guidelines and procedures established.

Customer will designate a representative who will cooperate with IGT in the resolution of any questions or problems pertaining to primary inquiries or claims.

Should Customer have any member companies for whom they aggregate call records, IGT will contact and/or correspond with any of these companies as needed upon written authorization of Customer.


Billing  Services  Agreement
Publication  Management
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
                                   EXHIBIT "G"
                                Inquiry Services
                                ----------------
                                   Page 2 of 2

Written  Inquiry  Processing

IGT shall process all End-User and regulatory complaints received on behalf of Customer unless Customer previously requests the option of handling written complaints independently or in cooperation with IGT.


If Customer requests that IGT handle all written inquiries, IGT will handle the inquiries according to its current procedures.


Billing  Services  Agreement
Publication  Management
Page28

                                   EXHIBIT "H"
                        Payment & Reporting Distribution
                        --------------------------------
                                   Page 1 of 3


Client  ID  Number(s):
                      ----------------------------------------------------------

Company  Name:
              ------------------------------------------------------------------

Wire  Transfer  Designation:  (IGT  must  receive change in wire instructions by
---------------------------
Thursday  for  Friday  Wires)


Customer Funds Assigned To (if applicable):________________________________ Attached is Letter of Assignment or suitable document(s) to instruct distribution all or a portion of Customer Funds.


Bank  Name:
               -----------------------------------------------------------------

Bank  Address:
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

Account  Name:
               -----------------------------------------------------------------

Account  Number
               -----------------------------------------------------------------



Billing  Services  Agreement
Publication  Management
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
                                   EXHIBIT "H"
                        Payment & Reporting Distribution
                        --------------------------------
                                   Page 2 of 3


Bank  ABA  Transfer
Number:
       ------------------------------------------------------------------

Settlement  Report  Distribution
--------------------------------


Attention:
          ----------------------------------------------------------------------

Phone:                                          Fax:
          -------------------------------------     ----------------------------

Address:  ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

Report  and  Detail  Distribution  (Edits,  Inquiry,  Telco  Returns)
---------------------------------------------------------------------

Attention:
          ----------------------------------------------------------------------

Phone:                                          Fax:
          -------------------------------------     ----------------------------

Address: (if  different  from  above):

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

Media  Preference:  Reports  on:    Paper    Tape   3 1/2   5 1/4   BBS
                                 ---      ---    ---     ---     ---
Detail  Records  on:            Tape   3 1/2   5 1/4   BBS
                             ---    ---     ---     ---

Billing  Services  Agreement
Publication  Management
Page 30

                                   EXHIBIT "H"
                         Payment & Reporting Distribution
                         --------------------------------
                                   Page 3 of 3

Inquiry  Contact  Information
-----------------------------

For  IGT  Internal  Use:

Inquiry  Contact  Person:                         Phone#:
                         -----------------------         -----------------------
                                                  Fax#:
                                                          ----------------------

Information  for  End-Users:

Customer Services Number:                         (optional)
                         -------------------------


Customer  Service
Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


Would you prefer IGT to give End-Users your customer services phone number or address?
        ---------------------------




Authorized
Signature:                                 Date:
          --------------------------------      -----------------------------


Billing  Services  Agreement
Publication  Management
Page31

                                   EXHIBIT "I"
                               Gaming Requirements
                               -------------------


Optional:   Only  for  use  with  customers  that  provide  gaming  services.




Billing  Services  Agreement
Publication  Management
Page  32